SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        25-Nov-02

Residential Asset Funding Corporation

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF August 1, 2002, PROVIDING FOR THE ISSUANCE OF
C-BASS MORTGAGE LOAN ASSET-BACKED
CERTIFICATES SERIES 2002-CB4

Residential Asset Funding Corporation
(Exact name of registrant as specified in its charter)

North Carolina    333-53168                56-2064715
(State or Other   (Commission              (I.R.S. Employer
Jurisdiction of   File Number)             Identification
Incorporation)                             Number)

301 South College Street, DC-06
Charlotte, NC                  28288
(Address of Principal          (Zip Code)
Executive Offices)

Registrant's telephone number, including area code: 704-374-4868

Item 5.  Other Events

On       25-Nov-02a scheduled distribution was made from the
        trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
         25-Nov-02The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area.

A.      Monthly Report Information:
        See Exhibit No.1

B.      Have any deficiencies occurred?   NO.
                  Date:
                  Amount:

C.      Item 1: Legal Proceedings:         NONE

D.      Item 2: Changes in Securities:     NONE

E.      Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F.      Item 5: Other Information - Form 10-Q, Part II -
        Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

        Exhibit No.

1. Monthly Distribution Report dated          25-Nov-02

C-BASS MORTGAGE LOAN
ASSET BACKED CERTIFICATES
SERIES 2002-CB4

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                 11/25/02

                    Beginning                                         Ending
                   Certificate                                     Certificate
 Class    Cusip    Balance(1)   Principal    Interest    Losses      Balance
AV-1    31392T3Y1   87937279.18  1130756.67   149175.82   0.00       86806522.51
AF-1    12489WEZ3   85268586.78  5743611.42   147585.71   0.00       79524975.36
AF-2    12489WFA7   33700000.00        0.00   101380.83   0.00       33700000.00
AF-3    12489WFB5   12100000.00        0.00    45647.25   0.00       12100000.00
AF-4    12489WFC3   12710000.00        0.00    54748.33   0.00       12710000.00
M-1     12489WFD1   16930000.00        0.00    37612.82   0.00       16930000.00
M-2     12489WFE9   13990000.00        0.00    37706.94   0.00       13990000.00
B-1     12489WFF6   12520000.00        0.00    40213.54   0.00       12520000.00
B-2     12489WFG4    2940000.00        0.00    10202.62   0.00        2940000.00
B-3         NA       5156836.00        0.00    28109.05   0.00        5156836.00
A-IO*   12489WEY6  112000000.00        0.00   606666.67    N/A      112000000.00
N*          NA      10566617.71   312467.38    88055.15    N/A       10254150.33
X           NA         N/A             0.00        0.00    N/A         N/A
Total              283252701.96  7186835.47  1347104.73       0.00  276378333.87

* - Notional Balance

              AMOUNTS PER $1,000 UNIT
                                              Ending                 Current
                                           Certificate             Pass-Through
 Class  Principal   Interest      Total      Balance     Losses   Interest Rate
AV-1    12.4738739 1.64562405  14.11949796 957.60091020 0.00000000      1.97000%
AF-1    61.2325311 1.57340842  62.80593955 847.81423625 0.00000000      2.01000%
AF-2    0.00000000 3.00833323   3.00833323 1000.0000000 0.00000000      3.61000%
AF-3    0.00000000 3.77250000   3.77250000 1000.0000000 0.00000000      4.52700%
AF-4    0.00000000 4.30750039   4.30750039 1000.0000000 0.00000000      5.16900%
M-1     0.00000000 2.22166686   2.22166686 1000.0000000 0.00000000      2.58000%
M-2     0.00000000 2.69527806   2.69527806 1000.0000000 0.00000000      3.13000%
B-1     0.00000000 3.21194409   3.21194409 1000.0000000 0.00000000      3.73000%
B-2     0.00000000 3.47027891   3.47027891 1000.0000000 0.00000000      4.03000%
B-3     0.00000000 5.45083264   5.45083264 1000.0000000 0.00000000      6.33000%
A-IO    0.00000000 5.41666670   5.41666670 1000.0000000 0.00000000      6.50000%
N       27.8988732 7.86206696  35.76094018 915.54913661 0.00000000     10.00000%
X       0.00000000 0.00000000   0.00000000   0.00000000 0.00000000            NA


Distribution Date:    25-Nov-02

        Distribution Statement
        Pooling and Servicing Agreement Dated August 1, 2002

i)   Distributions to the Holders      See Page 1

ii)  Class X Distribution Amount    See Page 1

iii)  Overcollateralization Amount (before distributions)              739645.74
      Overcollateralization Release Amount                                  0.00
      Overcollateralization Deficiency (after distributions)          1469080.53
      Overcollateralization Target Amount                             2208726.27
      Overcollateralization Amount (after distributions)              1078609.77

    Amount of Excess Interest                            677928.05
    Amount of Excess Cashflow                            677928.05



iv) Servicing Fees               Group 1     Group 2      Total
Servicing Fees                     36718.19    81826.42  118544.61
Accrued and Unpaid Special Serv        0.00        0.00       0.00
Special Servicing Fees              4800.00     3750.00    8550.00
PMI Premiums                       24190.31    58561.43   82751.74

v) Advances                                 170618.52

vi) Ending Pool Balance        87048466.63 190408477.00277456943.63

vii)    Loan Count                      802        2046       2848
Wt'd avg Rem Term                       336         307        313
Wt'd avg Mortage Rate              9.34889%    8.94987%   9.02986%

viii)  Delinquency And Foreclosure Information:

Group 1           All Categories            Bankruptcy
                     Number      Balance      Number     Balance
Current                715      79017927.47     0             0.00
30 days delinquent     48        4760098.83     1         78917.48
60 days delinquent     14        1263259.09     0             0.00
90 days delinquent     25        2007181.24     1        214581.96


                   Foreclosure
                     Number      Balance
Current                 0              0.00
30 days delinquent      0              0.00
60 days delinquent      0              0.00
90 days delinquent     11         814577.70


Group 2           All Categories            Bankruptcy
                     Number      Balance      Number     Balance
Current               1937     179768978.02     0             0.00
30 days delinquent     61        6398266.46     2        126990.74
60 days delinquent     24        2041472.78     2        146774.07
90 days delinquent     23        2114970.42     3        200315.68


                                         Foreclosure
                     Number      Balance
Current                 0              0.00
30 days delinquent      0              0.00
60 days delinquent      1          30623.23
90 days delinquent      7        1046143.69


ix)     Loans that became REO Properties:
x)      Total Book Value of REO Properties:

                  REO Properties Group 1
Loan # - Unpaid Principal Balance - Scheduled Principal Balance - Book Value
None

                  REO Properties Group 2
Loan # - Unpaid Principal Balance - Scheduled Principal Balance - Book Value
8017014       85,099.87                  84,789.32                     84,789.32

                       Group 1     Group 2       Total
xi)     Prepayment   1016443.39  5249353.93  6265797.32

xii) Current Period Prepayment Penalties       70108.50
Aggregate Prepayment Penalties                150849.34
Prepayment Penalties allocable to Classes N   70108.50
Prepayment Penalties allocable to Classes X        0.00

                                               Group 1    Group 2         Total
xiii)   Aggregate Realized Losses incurred         0.00       0.00          0.00
        Cumulative Realized Losses                 0.00       0.00          0.00

xiv)    Realized Loss Allocations         See Page 1

xv)     Accrued Certificate Interest      See Page 1

xvi)    Prepayment Interest Shortfall not covered by the servicer
                                                   0.00       0.00          0.00

xvii)   Trustee Fees                             734.36    1632.24       2366.60

xviii)  LIBOR Carryover Amounts
                               Current     Cummulative
                  AV-1                 0.00        0.00
                  AF-1                 0.00        0.00
                  AF-2                 0.00        0.00
                  AF-3                 0.00        0.00
                  AF-4                 0.00        0.00
                  M-1                  0.00        0.00
                  M-2                  0.00        0.00
                  B-1                  0.00        0.00
                  B-2                  0.00        0.00

xix) Overcollateralization Deficiency (after distribution)            1130116.51

xx) Has Trigger Event has occurred?        NO
Cummulative Realized Losses Percentage     0.00000%

xxi)    Available Funds                    Group 1     Group 2        Total
Scheduled Interest Net of Servicing Fees   626272.02   1325188.01     1951460.03
Scheduled Principal                        58557.49     211049.26      269606.75
Unscheduled Principal                      1016443.39  5249353.93     6265797.32
Available Funds                            1701272.90  6785591.20     8486864.10

xxii)   Class Interest Rate         See Page 1

xxiii)  Liquidation Report

Loan # - Unpaid Prin. Balance - Scheduled Prin. - Liquidation Proceeds - Loss
None

xxiv)   Mortgage Loans Purchased by Servicer                  0.00

xxv)    Mortgage Loans Re-Purchased by Servicer               0.00

xxvi)   Guarantee Fee                                     12115.80

xxvii)  Maximum Cap Rate                                 10.93855%

xxviii) Unpaid LIBOR Carryover Amount - AV-1                  0.00
        LIBOR Carryover Amount - AV-1                         0.00

xxix)   Current Claims under PMI Policy                       0.00
        Cummulative Claims under PMI Policy                   0.00

xxx)    Current Denied Claims under PMI Policy                0.00
        Cummulative Denied Claims under PMI Policy            0.00

xxxi)   Distrib from the LIBOR Carryover Reserve Accoun       0.00
        Distribution from the class AF-1 Interest Rate        0.00

                  Residential Asset Funding Corporation


                               By: /s/ Sheryl Christopherson
                               Name:  Sheryl Christopherson
                               Title: Vice President


Dated:    11/25/02